Exhibit 99.1

YRC Worldwide Inc.

Deutsche Bank Global Industrials and Basic Materials Conference

June 4, 2015

Disclaimer

The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property.

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission.

This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation.

Introduction

YRC Worldwide North is America one of the and largest generates less-than $5B- truckload of revenue (LTL) by carriers in providing services under a portfolio of four subsidiaries

Approximately 25% of the public carrier market share by tonnage Providing the broadest coverage and more service capability throughout North America than any competitor

YRC Freight

YRC Freight was created through the March 2009 integration of the Yellow Transportation and Roadway networks, combining two companies with more than 80 years experience each

Offers a full range of services for the transportation of industrial, commercial and retail goods in national, regional and international markets

Provides both LTL and TL services

Most deliveries are LTL shipments, with TL services offered to maximize equipment utilization and reduce empty miles

Also provides specialized services, including guaranteed expedited services, time-specific deliveries, cross-border services and temperature-sensitive shipments

YRC Reimer, a wholly-owned subsidiary of YRC Freight, offers cross-border services between Canada, Mexico, U.S. and international markets

Customers ~128,000*

Service Centers 259**

Dock Doors ~14,000

Average Length of Haul ~1,300 miles

Average LTL Weight/Shipment ~1,000 pounds

Total Active Employees ~20,000

Average Days in Transit 3 – 4

Represents the number of unique payer locations

Includes Canada and Mexico

Regional Transportation

- Regional Transportation provides transportation service to customers in the regional and next-day markets and is comprised of Holland, Reddaway and New Penn
  - Holland provides local next-day, regional and expedited services through a network located in the Central, Southeastern, and portions of the Northeastern, United States. Holland also provides service to the provinces of Ontario and Quebec, Canada
  - Reddaway provides local next-day, regional and expedited services through a network located in California, the Pacific Northwest, the Rocky Mountain States and the Southwest. Additionally, Reddaway provides services to Alaska and to the provinces of Alberta and British Columbia, Canada
  - New Penn provides local next-day, day-definite, and time-definite services through a network located in the Northeastern United States; Quebec, Canada; and Puerto Rico


Reddaway
Holland
NEW PENN

Customers	~266,000*
Service Centers	125
Dock Doors	~6,700
Average Length of Haul	~400 miles
Average LTL Weight/Shipment	~1,300 pounds
Total Active Employees	~12,000
Average Days in Transit	>90% in 2 days or less

* Represents the number of unique payer locations

5

YRCW Market Share and Customer Base

[Graphic Appears Here]

Long-standing and stable relationships with a large, diversified base of customers

Customers range from Fortune 1000 global corporations to small, privately-held businesses

Top 5 customers account for approximately 5% of total revenue

Market Share by Tonnage

(Public LTL Carriers Only)

30.0%

25.0% 22.9% 24.5%

20.0% 16.4%

15.0% 12.9%

9.3%

10.0% 5.5% 6.1%

5.0% 2.4%

0.0%

ABF(LTL) Freight YRCW

Saia UPS way

Roadrunner Freight ODFL—Freight FedEx

Con

Source: 1Q15 companies’ Earnings Releases

Diversified Customer Base

YOY Revenue per Shipment and Revenue per cwt

[Graphic Appears Here]

YRCF Revenue per Shipment

(x-FSC)

$ 260 $ 249 $ 155

$ 250 +9.6% $ 150

$ 240

$ 230 $ 227 $ 145

$ 220 $ 140

$ 210 $ 135

1Q14 1Q15

YRCF Revenue per cwt

(x-FSC)

$ 21.00 $20.66 $10.20

$ 20.50 +8.2% $10.00

$ 20.00

$ 19.50 $ 19.09 $9.80

$ 19.00 $9.60

$ 18.50 $9.40

$ 18.00 $9.20

1Q14 1Q15

Regional Revenue per Shipment

(x-FSC)

$151

+7.3%

$141

1Q14 1Q15

Regional Revenue per cwt

(x-FSC)

$10.03

+5.8%

$9.48

1Q14 1Q15

Both segments experiencing positive pricing growth driven by a focused effort on improving yield and further supported by a favorable industry pricing environment

Note: Percent change calculation based on unrounded figures and not the rounded figures presented

YOY Volume

YRCF Shipments per Day Regional Shipments per Day

50.00 50.00

45.00 44.00 -5.3% 45.00

41.66 40.38 +0.5% 40.58

40.00 40.00

35.00 35.00

1Q14 1Q15 1Q14 1Q15

YRC Freight Tonnage per Day Regional Tonnage per Day

35.00 35.00

30.08 +1.9% 30.64

30.00 30.00

26.13 -4.1% 25.05

25.00 25.00

20.00 20.00

1Q14 1Q15 1Q14 1Q15

YoY decrease at YRCF due to shift away from minimum charge and lighter shipments and toward higher yielding business

Regionals fairly flat

Note: Percent change calculation based on unrounded figures and not the rounded figures presented

Segment Adjusted EBITDA

($ in millions)

YRCF 1Q Adjusted EBITDA Regional 1Q Adjusted EBITDA

$40.0 $32.1 $40.0 FLAT

$30.0 $30.0 $25.9 $26.2

Quarter $20.0 +$35.8M $20.0

$10.0 $10.0

First $.0 $.0

-$10.0 -$3.7 -$10.0

1Q14 1Q15 1Q14 1Q15

YRCF LTM Adjusted EBITDA Regional LTM Adjusted EBITDA

$150.0 $135.6 $150.0 $147.4 FLAT $144.7

+100.0%

1Q15 $100.0 $100.0

$67.9

LTM $50.0 $50.0

$.0 $.0

1Q14 1Q15 1Q14 1Q15

YRC Freight improvement driven by increased yield, partially offset by lower volume and lower productivity Regional performance driven by increased yield, offset by higher equipment lease costs, lower productivity and safety performance

Note: Percent change calculation based on unrounded figures and not the rounded figures presented

YRCW Adjusted EBITDA

($ in millions)

1Q Adjusted EBITDA

$70.0 $58.8

$60.0

$50.0 2.6x ?

$40.0

Quarter $30.0 $22.9

First $ $ 10.0 20.0

$.0

1Q14 1Q15

LTM Adjusted EBITDA

$300.0 $280.4

$250.0 $217.5 +$62.9M

$200.0

1Q15 $150.0

$100.0

$50.0

1Q14 1Q15

1Q Adjusted EBITDA Margin

6.0% 5.0%

5.0%

4.0% +310 bps

3.0% 1.9%

2.0%

1.0%

0.0%

1Q14 1Q15

LTM Adjusted EBITDA Margin

6.0% 5.6%

5.0% 4.4% +120 bps

4.0%

3.0%

2.0%

1.0%

0.0%

1Q14 1Q15

Improved EBITDA and margin growth due to yield growth and strong base pricing environment, partially offset by lower volume, lower productivity, higher equipment lease costs and safety performance

Note: Percent change calculation based on unrounded figures and not the rounded figures presented

Leverage Ratio

Funded Debt / Adjusted EBITDA

14.0x

11.9x

12.0x

3x reduction

since 2010

10.0x

8.5x

8.0x

5.8x

6.0x 5.3x

4.6x

3.9x

4.0x

2.0x

0.0x

2010 2011 2012 2013 2014 LTM

1Q15

Note: Funded debt balances based on par value

Steady progress every year since 2010

– Funded Debt to Adjusted EBITDA ratio down 3x

YRCW is on much stronger footing as a result of reduced debt and increased earnings

Opportunity for EBITDA Margin Growth

YRC Worldwide

- Today, despite YoY improvement, YRC Freight's EBITDA margin still lags the industry
  - 1Q15 = 3.2%
  - LTM 1Q15 = 3.6%
- YRC Regionals while better still lag the industry on a current basis as well
  - 1Q15 = 5.3%
  - LTM 1Q15 = 7.4%
- **Significant opportunity for both segments to achieve margin improvements**
  - Assuming current market performance of an OR of 92 to 94, the long-term EBITDA margin segment goals are as follows:

    YRCF = 7.1% (equivalent to an OR of 95 – 96)

    Regional = 10.5% (equivalent to an OR of 93 – 94)



LTM 1Q15 EBITDA Margin
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
12.2%
10.5%
3.1%
7.4%
7.1%
3.5%
3.6%
Industry ex YRCW
YRC Regional
YRC Freight

1Q15	YRC Freight	YRC Regional
Revenue	$ 737.6	$ 448.8
EBITDA	24.1	22.3
(Gains) / losses on property sales	(0.2)	1.5
EBITDA less (gains) / losses on property sales	$ 23.9	$ 23.8
EBITDA margin, less (gains) / losses on property sales	3.2%	5.3%

LTM 1Q15	YRC Freight	YRC Regional
Revenue	$ 3,218.2	$ 1,826.1
EBITDA	130.4	129.9
(Gains) / losses on property sales	(15.9)	5.1
EBITDA less (gains) / losses on property sales	$ 114.5	$ 135.0
EBITDA margin, less (gains) / losses on property sales	3.6%	7.4%

Note: For comparison purposes, EBITDA for all companies is defined as Operating Income, excluding gains or losses from property sales, plus Depreciation and Amortization. EBITDA used to calculate EBITDA margin for YRCW above differs from the credit agreement definition of Consolidated Adjusted EBITDA.

12

YRC Freight 2015 Initiatives

Safety

o Additional field safety trainers and the deployment of in-cab technology that includes adaptive cruise control, stability control and lane departure warning o “Journey to One” will drive behavior toward world class safety results through technology, training, communication and compliance

Efficiency

o In our 23 distribution centers, we have process improvement teams in place that are streamlining standard work to eliminate waste o Productivity and quality lift through bottom-up engagement of the workforce, clarifying and closing the cultural gaps that have existed since integration, and continuous improvement toward positive discretionary effort

[Graphic Appears Here]

Service

o Driver recruiting, hiring and training through military partnership, dock to drive program, and centralized driver recruiting department o Constancy of purpose on the YRC Freight service cycle, network optimization and upgraded linehaul systems

Everyone Sells

o Right price, right lanes through clear customer communication and pricing technology that drives network beneficial tonnage while protecting yield progression o Yield progression and volume growth and retention through sales process discipline

YRCW – Investment Thesis

Strong

Industry

Position

Turnaround National

Still Has Legs Footprint /

Via Margin Tremendous

Expansion Asset Base

Experienced Diversified

Management Business

Team Model

Stable Capital

Structure

[Graphic Appears Here]

Appendix

EBITDA Reconciliation – Consolidated

[Graphic Appears Here]

YRCW Consolidated 1Q15 1Q14 LTM 1Q15 LTM 1Q14

Reconciliation of net loss to adjusted EBITDA:

Net loss $ (21.6) $(70.2) $(19.1) $(129.2)

Interest expense, net 27.4 58.1 118.7 182.7

Income tax expense (benefit) 1.4(4.1)(10.6)(45.6)

Depreciation and amortization 41.6 41.0 164.2 169.8

EBITDA 48.8 24.8 253.2 177.7

Adjustments for debt covenants:

Losses (gain) on property disposals, net 1.3 0.2(10.8) 2.5

Letter of credit expense 2.2 5.2 9.1 30.2

Restructuring professional fees—1.1 3.1 11.8

Nonrecurring consulting fees 2.9—2.9 -

Permitted dispositions and other 0.2 0.1 1.8 1.6

Equity based compensation expense 0.5 6.6 8.2 11.3

Amortization of ratification bonus 5.2—20.8 -

(Gain) loss on extinguishment of debt 0.6(11.2) 0.6(11.2)

Other, net (a)(2.9)(3.9)(8.5)(6.4)

Adjusted EBITDA $ 58.8 $ 22.9 $ 280.4 $ 217.5

Revenue $ 1,186.4 $ 1,210.9 $ 5,044.3 $ 4,913.9

Adjusted EBITDA Margin 5.0% 1.9% 5.6% 4.4%

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA under our Term Loan Agreement.

EBITDA Reconciliation – Segment

YRC Freight segment 1Q15 1Q14 LTM 1Q15 LTM 1Q14

Reconciliation of operating income (loss) to adjusted EBITDA:

Operating income (loss) $ 0.2 $(32.5) $ 33.2 $(66.1)

Depreciation and amortization 23.9 24.7 97.2 105.8

EBITDA 24.1(7.8) 130.4 39.7

Adjustments for debt covenants:

(Gains) loss on property disposals, net(0.2)(0.2)(15.9) 1.3

Letter of credit expense 1.5 3.6 6.2 22.0

Nonrecurring consulting fees 2.9—2.9 -

Amortization of ratification bonus 3.3—13.3 -

Other nonoperating, net (b) 0.5 0.7(1.3) 4.9

Adjusted EBITDA $ 32.1 $(3.7) $ 135.6 $ 67.9

Regional Transportation segment 1Q15 1Q14 LTM 1Q15 LTM 1Q14

Reconciliation of operating income to adjusted EBITDA:

Operating income $ 4.6 $ 7.9 $ 62.8 $ 75.8

Depreciation and amortization 17.7 16.4 67.1 64.0

EBITDA 22.3 24.3 129.9 139.8

Adjustments for debt covenants:

Losses on property disposals, net 1.5 0.4 5.1 1.0

Letter of credit expense 0.5 1.2 2.2 6.6

Amortization of ratification bonus 1.9—7.5 -

Adjusted EBITDA $ 26.2 $ 25.9 $ 144.7 $ 147.4

[Graphic Appears Here]

(b) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses.